SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported)   July 24, 2002
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                                ELXSI Corporation
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             (Exact Name Of Registrant As Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

          0-11877                                      77-0151523
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   (Commission File Number)                 (IRS Employer Identification No.)

3600 Rio Vista Avenue, Suite A, Orlando, FL                       32805
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 (Address of Principal Executive Offices)                       (Zip Code)

                                 (407) 849-1090
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Item 4.           Changes in Registrant's Certifying Accountant.
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On July 24, 2002, the Registrant dismissed PricewaterhouseCoopers LLP ("PWC"), its independent accountant. In addition, on July 24, 2002 the Registrant engaged Tedder, James, Worden & Associates, P.A. ("TJW") to serve as its independent accountant to audit the Registrant's financial statements. The Audit Committee of the Registrant's Board of Directors recommended this change of accountants.

The reports of PWC on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except for the year ended December 31, 2001, wherein PWC issued a report in which it noted that the Registrant's primary bank credit facility includes certain default provisions that would allow the bank, based on its subjective determination, to consider the facility to be in default and accelerate the maturity date. PWC also stated therein that in the event of acceleration, the Registrant would be required to fund substantially all of its debt, which would raise substantial doubt about its ability to continue as a going concern.

In connection with its audits for the two most recent fiscal years and through July 24, 2002, there have been no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PWC would have caused it to make reference thereto in its report on the financial statements for such years.

The Registrant provided PWC with a copy of the above disclosures and requested that PWC furnish the Registrant with a letter addressed to the Securities and Exchange Commission (the "Commission") stating whether it agrees with the statements made above. Attached as Exhibit 16.1 is a letter from PWC to the Commission dated July 24, 2002 in which PWC agrees with the statements made in this Report.


Item 7.           Financial Statements and Exhibits.
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16.1              Letter from PricewaterhouseCoopers LLP to the Securities and
                  Exchange Commission dated July 24, 2002.


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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  July 30, 2002                   ELXSI CORPORATION


                                        By: /s/ DAVID M. DOOLITTLE
                                            ------------------------------------
                                            David M. Doolittle
                                            Vice President, Treasurer, Secretary
                                            and Chief Financial Officer


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